UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2011

Cognex Corporation
(Exact Name of Registrant as Specified in Charter)
Massachusetts
(State or Other Jurisdiction of Incorporation)

001-34218	04-2713778
(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059
(Address of Principal Executive Offices)	(Zip Code)

(508) 650-3000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On December 6, 2011, Cognex Corporation (the “Company”) held a Special Meeting of Shareholders (the “Meeting”).  As of the record date for the Meeting, there were 42,074,893 shares of common stock of the Company outstanding and entitled to vote.  The 37,319,039 shares represented at the Meeting were voted as follows:

1.	To approve the Cognex Corporation 2001 General Stock Option Plan, as amended and restated. The proposal was approved by a vote of the shareholders as follows:

For	26,878,534
Against	10,427,930
Abstain	12,575
Broker Non-Votes	0

No other matters were voted upon at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGNEX CORPORATION

Date: December 6, 2011	By:	/s/Richard A. Morin
Name: Richard A. Morin
Title: Executive Vice President of Finance and Administration and Chief Financial Officer